UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2021
EXAGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39049	20-0434866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1261 Liberty Way
Vista, CA 92081
(Address of principal executive offices) (Zip Code)
(760) 560-1501
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XGN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 21, 2021, Exagen Inc. (the "Company"), entered into the Second Amendment to Loan and Security Agreement with Innovatus Life Sciences Lending I, LP ("Innovatus") and the other lenders party thereto (the "Second Loan Amendment"), which amended the term loan agreement, dated as of September 7, 2017, between the Company and Innovatus, as amended on November 19, 2019 (the "Original Loan Agreement"). The Second Loan Amendment will become effective on November 1, 2021.
The Second Loan Amendment amends the Original Loan Agreement by, among other things, (i) decreasing the interest rate on all borrowings to 8.0%, of which 2.0% will be paid in-kind and capitalized to the principal amount of the outstanding term loan on a monthly basis until December 1, 2024; after which interest will accrue at an annual rate of 8.0%; (ii) extending the interest-only period through December 2024 and the maturity date to November 19, 2026; and (iii) changing the specified level of revenue, as measured quarterly on a rolling twelve-month basis, commencing with the quarter ending December 31, 2022, the Company must achieve to satisfy the related financial covenant in the Original Loan Agreement, subject to exceptions based on achievement of performance milestones and the ability to cure any default thereof with the issuance of equity securities or subordinated indebtedness. We refer to the effects of the Second Loan Amendment as the "Refinancing."
The foregoing description is a summary description of certain terms contained in the Second Loan Amendment and does not purport to be complete, and it is qualified in its entirety by reference to: (i) the copy of the Original Loan Agreement, filed with the Securities and Exchange Commission (the "SEC") as Exhibit 10.32 to the Company's Registration Statement on Form S-1 on August 23, 2019, (ii) the terms and conditions of the Second Loan Amendment, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q to be filed for the quarter ending September 30, 2021.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 8.01. Other Events.
Press Release
On October 25, 2021, the Company issued a press release announcing the Refinancing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 25, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAGEN INC.

Date: October 25, 2021	By:	/s/ Kamal Adawi
Kamal Adawi
Chief Financial Officer